SCHEDULE 14C
                              INFORMATION STATEMENT

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential for use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                           EMPS RESEARCH CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: N/A

         (2) Aggregate number of securities to which transaction applies: N/A

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

         (4) Proposed maximum aggregate value of transaction: N/A

         (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid: N/A

         (2) Form, Schedule or Registration Statement No.: N/A

         (3) Filing Party: N/A

         (4) Date Filed: N/A

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                            EMPS RESEARCH CORPORATION
                            875 Donner Way, Unit 705
                           Salt Lake City, Utah 84108

                              INFORMATION STATEMENT

   We are not asking you for a proxy and you are not requested to send a proxy

  Approximate date of mailing of this Information Statement: February 24, 2005

TO ALL STOCKHOLDERS:

         NOTICE is hereby given that EMPS Research Corporation ("we", "us"or the "Company") will take the following action pursuant to written consent of a majority of our stockholders:

         To amend our Articles of Incorporation to change our name to Bekem Metals, Inc., or such other similar name as may be available.

         Stockholders of record on the close of business on February 8, 2005, are entitled to notice of the foregoing.

         The Company will pay all costs of preparing, printing and mailing this Information Statement.

         THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.



Date: February 22, 2005                           /s/ Terrence Chatwin
                                                --------------------------------
                                                Terrence Chatwin, President

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                               TABLE OF CONTENTS



INTRODUCTION ...............................................................2
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT .....................2
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF ............................4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ............................4
SECURITY OWNERSHIP OF MANAGEMENT ...........................................5
STOCKHOLDER ACTION .........................................................6
ADDITIONAL INFORMATION .....................................................6

INTRODUCTION

         This Information Statement is being furnished by the board of directors of EMPS Research Corporation, ("we", "us" or the "Company"), to stockholders in connection with an action taken by certain stockholders holding a majority of the outstanding shares of the Company by written consent without a meeting pursuant to Section 16-10a-704 of the Utah Revised Business Corporation Act.

                  QUESTIONS AND ANSWERS ABOUT THIS INFORMATION

Q.       Who is entitled to receive this Information Statement?

A. All record holders of our common stock as of the close of business on February 8, 2005, are entitled to receive this Information Statement. On that day, approximately 38,300,000 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q.       Why is the Company sending me this Information Statement?

A. The Securities and Exchange Commission requires the Company to notify you of actions taken by stockholders without a meeting. In this case, on February 9, 2005, the board of directors approved, and the stockholders holding a majority of the outstanding shares of the Company approved and ratified by written consent, a change in the Company's name from EMPS Research Corporation to Bekem Metals, Inc., or such other similar name as may be available.

Q.       Why is the Company changing its name?

A. The Company recently acquired Condesa Pacific, S.A. and its wholly-owned subsidiary, Kanickel, LLP. Kaznickel holds an exploration and development contract issued by the Ministry of Energy and Natural Resources of the Republic of Kazakhstan, granting Kaznickel the exclusive right to explore for and produce nickel, cobalt and other minerals in the 616 hectare (1,522 acre) Gornostayevskoye field located in the Beskaragaiskiy region of eastern Kazakhstan. With the acquisition of this contract, the Company will shift its primary business focus to the exploration and development of the Gornostayevskoye field. The Company is changing its name to better reflect its efforts to pursue this new business opportunity.

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Q.       How and when will the name change become effective.

A. The corporate name change will be accomplished by filing an Amendment to the Company's Articles of Incorporation with the Utah Secretary of State. The name change is expected to occur as soon as reasonably practicable on or after the twentieth (20th) day following the mailing of this Information Statement.

Q.       What am I required to do?

A.       Nothing. We are providing you with information about our name change.

Q. Will the name change affect any of my rights as a shareholder of the Company?

A. No. The voting and other rights that accompany the securities of the Company will not be affected by the change in the name of the Company.

Q.       Should I send my stock certificates now?

A. No. After the name change is completed, you may at your option and your expense send in your stock certificates to the Company's transfer agent for new certificates reflecting the name change. You are not required to exchange your stock certificates if you do not wish to incur the expense.

Q.       Am I entitled to dissenter's rights?

A. No. The Utah Revised Business Corporation Act does not provide for dissenter's rights in connection with a name change.

Q.       What interest in the name change do the members of management have?

A. No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment which is not shared by all other stockholders.

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                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the record date, our authorized capitalization consisted of 100,000,000 shares of common stock. As of the record date, there were 38,300,000 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles the holder to one vote on each matter submitted to the shareholder.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's common stock (other than as set forth in the "Security Ownership of Management" table below), (1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of February 8, 2005).

Title of          Name and Address of         Amount and Nature of    Percentage
 Class             Beneficial Owner         Beneficial Ownership(1)    of Class
--------          -------------------       -----------------------    --------

Common   Brisa Equities Corporation(2)           21,000,000             54.8%
         1020 East 900 South
         Bountiful, Utah 84010

Common   Canby Trading Services(3)                2,450,000              6.4%
         4254 Wolfe Circle
         Park City, Utah 84098

Common   Hertel Group, S.A.(4)                    3,150,000              8.2%
         1786 North 1950 West
         Provo, Utah 84604

Common   Lambfield International Limited(5)       2,450,000              6.4%
         1130 Hill Top Circle
         Bountiful, Utah 84010

Common   Neymar Finance Limited(6)                2,450,000              6.4%
         2381 East Sheridan Road
         Salt Lake City, Utah 84108

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(1)      The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.
(2) Mr. Louis Naegle is the sole director of Brisa Equities and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Brisa.
(3) Ms. Allison Kilbourn is the sole director of Canby Trading and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Canby.
(4) Mr. Richard Holzapfel is the sole director of Hertel Group, and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Hertel.
(5) Mr. Thomas Jensen is the sole director of Lambfield International, and may, therefore, be deemed to have voting and investment control with respect to all shares of record held by Lambfield.
(6) Mr. Timur Kunayev is the sole director of Neymar Finance Limited and may, therefore, be deemed to have voting and investment control with respect to all shares of record held by Neymar.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership as of February 8, 2005, of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executive officers and directors is the address of the Company's principal executive offices, which are located at 875 Donner Way, Suite 705, Salt Lake City, Utah 84108.

Title of      Name of                 Amount and Nature of        Percentage
Class         Beneficial Owner        Beneficial Ownership(2)      of Class
-----         ----------------        ----------------------     ------------

Common   Terrence Chatwin(1)(2)                  60                    *

Common   Marat Cherdabayev(1)                   -0-                    *

Common   James Gunnell(1)                       250                    *

         Officers, Directors and Nominees       310                    *
           as a Group: (3 persons)
----------------
*  Less than 1%.

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(1)      Mr. Chatwin and Mr. Gunnell are the executive officers of the Company.
         Mr. Cherdabayev, Mr. Chatwin and Mr. Gunnell are directors of the Company.
(2) Mr. Chatwin holds 30 shares of record in his own name, the other 30 shares are held of record by his spouse.


                               STOCKHOLDER ACTION

         Stockholders holding approximately 82% of our outstanding common stock have approved and ratified the following resolution amending our Articles of
Incorporation:

         RESOLVED, that Article I of the Article of Incorporation of the Company shall be amended to read as follows:

                                    ARTICLE I

                                      NAME

         The name of the Corporation shall be: Bekem Metals, Inc.

                             ADDITIONAL INFORMATION

         You may access additional information regarding the Company, including all reports filed with the Securities and Exchange Commission, through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Terrence Chatwin
                                             -----------------------------------
                                             Terrence Chatwin, President

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